MERRILL LYNCH
COLORADO
MUNICIPAL
BOND FUND





FUND LOGO





Annual Report

July 31, 1998


Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Colorado
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



Merrill Lynch Colorado Municipal Bond Fund
July 31, 1998



TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 1998, long-term tax-exempt revenue bond yields were little changed. Throughout the period, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns pushed bond yields modestly higher by late April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. Long-term uninsured municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, rose less than 5 basis points (0.05%) to end the July quarter at 5.36%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 10 basis points to end the July quarter at 5.71%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first six months of 1998, more than $153 billion in new tax-exempt bonds were underwritten, an increase of almost 50% compared to the same period a year ago. During the quarter ended July 31, 1998, municipalities issued over $75 billion in new securities, an increase of more than 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far in 1998.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries may have lowered US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe that the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At July 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%--88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax code that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.



Merrill Lynch Colorado Municipal Bond Fund
July 31, 1998




Portfolio Strategy
During the six-month period ended July 31, 1998, our investment outlook for Merrill Lynch Colorado Municipal Bond Fund was basically constructive. We believed that the strong economic growth seen in late 1997 and thus far in 1998 would be offset by a combination of the extremely positive inflationary environment and deteriorating Asian economic conditions. Consequently, as 1998 progressed, we expected tax-exempt bond yields to trade in a relatively narrow range, with a bias toward lower bond yields. The Fund also maintained a fully invested position in order to seek to enhance shareholder income and participate fully in the anticipated market improvement.

Looking ahead, we expect little change in the Fund's existing structure. Current economic fundamentals and a strong domestic economy, offset by equally favorable inflationary pressures, suggest that interest rates should trade in a narrow range. Should economic weakness in Asia reverse in the coming months and no longer constrain US economic growth, we will look to adopt a more defensive position for the Fund. Consequently, we expect the Fund to remain fully invested in order to seek to generate optimal shareholder income.


Fiscal Year in Review
During the fiscal year ended July 31, 1998, yields within the municipal bond market generally declined, although there was considerable monthly volatility. This volatility was largely the result of an increase in new bond issuance compared to the same period a year ago. During the fiscal year ended July 31, 1998, more than $275 billion in long-term, tax-exempt securities were issued, an increase of over 40% compared to the same period a year ago. Colorado municipalities issued more than $5.4 billion in new securities, representing an increase of almost 60% over the same period. At times during the period, such increases in supply outweighed investor demand, allowing yields to rise temporarily.

During the fiscal year, we generally maintained a constructive approach toward the municipal bond market. The Fund was fully invested in long-term Colorado tax-exempt issues throughout the 12-month period. These strategies produced total returns of +5.56%, +5.03%, +5.03% and +5.56% for the Fund's Class A, Class B, Class C and Class D Shares, respectively, for the year ended July 31, 1998. This compares to the Lipper Analytical Services, Inc. average total return of +5.58% for similar Colorado tax-exempt funds during the same 12-month period.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Colorado
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager



September 3, 1998



Merrill Lynch Colorado Municipal Bond Fund
July 31, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                                                  Standardized
                                                                     12 Month        3 Month     Since Inception  30-Day Yield
                                                                   Total Return    Total Return    Total Return  As of 7/31/98
ML Colorado Municipal Bond Fund Class A Shares                        +5.56%          +2.65%          +26.74%          4.18%
ML Colorado Municipal Bond Fund Class B Shares                        +5.03           +2.52           +23.76           3.84
ML Colorado Municipal Bond Fund Class C Shares                        +5.03           +2.60           +30.67           3.74
ML Colorado Municipal Bond Fund Class D Shares                        +5.56           +2.73           +33.29           4.08

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are Class A and Class B Shares, 11/26/93 and Class C and Class D Shares, 10/21/94.



Merrill Lynch Colorado Municipal Bond Fund
July 31, 1998


PERFORMANCE DATA (concluded)


Total Return Based on a $10,000 Investment--Class A Shares and Class
B Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending Values are:

                                        11/26/93**        7/98

ML Colorado Municipal Bond Fund++--
Class A Shares*                         $ 9,600         $12,166
ML Colorado Municipal Bond Fund++--
Class B Shares*                         $10,000         $12,376
Lehman Brothers Municipal Bond
Index++++                               $10,000         $13,351


Total Return Based on a $10,000 Investment--Class C Shares and Class
D Shares

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and Ending Values are:

                                        10/21/94**        7/98

ML Colorado Municipal Bond Fund++--
Class C Shares*                         $10,000         $13,067
ML Colorado Municipal Bond Fund++--
Class D Shares*                         $ 9,600         $12,795
Lehman Brothers Municipal Bond
Index++++                               $10,000         $13,837


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Colorado Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Colorado, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class B Shares graph is 11/30/93 and in the Class C & Class D Shares graph is 10/31/94.

    Past performance is not predictive of future performance.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                         +8.61%         +4.27%
Inception (11/26/93)
through 6/30/98                            +5.27          +4.34

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                         +8.06%         +4.06%
Inception (11/26/93)
through 6/30/98                            +4.74          +4.74

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                         +7.96%         +6.96%
Inception (10/21/94)
through 6/30/98                            +7.47          +7.47

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                         +8.51%         +4.17%
Inception (10/21/94)
through 6/30/98                            +8.03          +6.85

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Colorado Municipal Bond Fund
July 31, 1998



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Colorado
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                              Issue                                                 (Note 1a)
Colorado--102.3%

AAA      Aaa         $1,000   Arapahoe County, Colorado, Capital Improvement Trust Fund, Highway Revenue
                              Bonds (E-470 Vehicle Registration), Series A, 6.15% due 8/31/2026 (b)              $ 1,108

AAA      Aaa          1,175   Arvada, Colorado, Sales and Use Tax Revenue Refunding and Improvement Bonds,
                              6.25% due 12/01/2017 (d)                                                             1,262

AAA      Aaa          1,000   Avon, Colorado, COP, 5% due 12/01/2018 (b)                                             982

AAA      Aaa            500   Bayfield, Colorado, Joint School District Number 10, Building Revenue Bonds,
                              UT, Series R, 6.65% due 6/01/2015 (b)                                                  560

NR*      NR*          1,000   Colorado Health Facilities Authority Revenue Bonds (Steamboat Springs
                              Health Hospital), 5.75% due 9/15/2022                                                1,015

AA       Aa2          1,000   Colorado Housing Financing Authority, M/F Insured Mortgage Program,
                              Refunding, Series C3, 5.65% due 10/01/2015                                           1,030

                              Colorado Housing Financing Authority, S/F Program:
NR*      Aa2          1,000     Senior Series A3, 6.50% due 11/01/2029                                             1,109
NR*      Aa2          1,000     Senior Series B3, 6.80% due 11/01/2028                                             1,121

                              Colorado Springs, Colorado, Utilities Revenue Bonds:
AA       Aa2          1,500     RITR, Series 19, 6.695% due 11/15/2026 (c)                                         1,547
AA       Aa2            500     Refunding, Series A, 6.50% due 11/15/2015                                            543

AAA      Aa1          1,000   Colorado Water Resource Power Development Authority, Clean Water Revenue
                              Bonds, Series A, 6.30% due 9/01/2014                                                 1,087

                              Denver, Colorado, City and County Airport Revenue Bonds:
BBB      Baa1           500     AMT, Series D, 7.75% due 11/15/2013                                                  625
AAA      Aaa          1,500     RITR, Series 13, 6.52% due 11/15/2023 (b)(c)                                       1,507

AA-      A1           2,000   Denver, Colorado, City and County School District Number 1, Refunding,
                              Series A, 6.50% due 12/01/2010                                                       2,352

BBB      Baa2         1,000   Denver, Colorado, Health and Hospital Authority, Healthcare Revenue Bonds,
                              Series A, 5.375% due 12/01/2028                                                        976

                              E-470 Public Highway Authority, Colorado, Revenue Refunding Bonds (b):
AAA      Aaa          1,100     Senior Series A, 5% due 9/01/2026                                                  1,066
AAA      Aaa          5,000     Senior Series B, 5.40%** due 9/01/2025                                             1,229

AA-      Aa3          1,315   El Paso County, Colorado, School District Number 11 (Colorado Springs), UT,
                              6.50% due 12/01/2010                                                                 1,541



Merrill Lynch Colorado Municipal Bond Fund
July 31, 1998


SCHEDULE OF INVESTMENTS  (concluded)                                                                     (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                              Issue                                                 (Note 1a)
Colorado (concluded)

NR*      Aa1         $1,000   El Paso County, Colorado, School District Number 12 (Cheyenne Mountain),
                              UT, 6.65% due 9/15/2005 (e)                                                        $ 1,146

AAA      Aaa          1,600   El Paso County, Colorado, School District Number 49 (Falcon), UT, 6.50%
                              due 12/01/2015 (b)                                                                   1,834

NR*      Aaa          1,000   Fort Collins, Colorado, COP (Civic Center Facilities Project), 5.125%
                              due 12/01/2018 (b)                                                                     993

NR*      NR*            850   Highlands Ranch, Colorado, Metropolitan District Number 4, Refunding, UT,
                              Series A, 6.30% due 12/01/2017                                                         914

AAA      Aaa            240   La Plata County, Colorado, School District Number 9 (R Durango), UT,
                              6.60% due 11/01/2017 (d)                                                               263

AAA      Aaa          1,000   Moffat County, Colorado, COP (Public Safety Center Project), 5.125% due
                              6/01/2023 (f)                                                                          989

A1+      VMIG1++        400   Moffat County, Colorado, PCR, Refunding (Pacificorp Projects), VRDN,
                              3.65% due 5/01/2013 (a)(f)                                                             400

A1+      NR*            300   Pitkin County, Colorado, IDR, Refunding (Aspen Skiing Co. Project),
                              VRDN, AMT, Series B, 3.80% due 4/01/2014 (a)                                           300

NR*      A              750   Pitkin County, Colorado, Refunding and Improvement Bonds, UT, 6.875%
                              due 12/01/2024                                                                         850


Puerto Rico--3.4%


BBB+     Baa1         1,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds
                              Series EE, 4.75% due 7/01/2024                                                         934

Total Investments (Cost--$27,969)--105.7%                                                                         29,283

Liabilities in Excess of Other Assets--(5.7%)                                                                     (1,569)
                                                                                                                 -------
Net Assets--100.0%                                                                                               $27,714
                                                                                                                 =======

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
(b)MBIA Insured.
(c)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
(d)FGIC Insured.
(e)Prerefunded.
(f)AMBAC Insured.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.


Merrill Lynch Colorado Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1998
Assets:             Investments, at value (identified cost--$27,968,874) (Note 1a)                          $ 29,283,180
                    Cash                                                                                         106,991
                    Receivables:
                      Interest                                                             $    370,879
                      Beneficial interest sold                                                   44,668          415,547
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       2,046
                    Prepaid registration fees and other assets (Note 1e)                                          26,155
                                                                                                            ------------
                    Total assets                                                                              29,833,919
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,980,051
                      Beneficial interest redeemed                                               90,304
                      Dividends to shareholders (Note 1f)                                        19,830
                      Distributor (Note 2)                                                        7,617
                      Investment adviser (Note 2)                                                 5,018        2,102,820
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        16,957
                                                                                                            ------------
                    Total liabilities                                                                          2,119,777
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 27,714,142
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $     93,689
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                  156,432
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                    6,758
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   21,248
                    Paid-in capital in excess of par                                                          26,945,044
                    Accumulated realized capital losses on investments--net (Note 5)                            (823,335)
                    Unrealized appreciation on investments--net                                                1,314,306
                                                                                                            ------------
                    Net assets                                                                              $ 27,714,142
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $9,336,054 and 936,893 shares of
                    beneficial interest outstanding                                                         $       9.96
                                                                                                            ============
                    Class B--Based on net assets of $15,588,446 and 1,564,323 shares of
                    beneficial interest outstanding                                                         $       9.96
                                                                                                            ============
                    Class C--Based on net assets of $673,576 and 67,579 shares of
                    beneficial interest outstanding                                                         $       9.97
                                                                                                            ============
                    Class D--Based on net assets of $2,116,066 and 212,478 shares of
                    beneficial interest outstanding                                                         $       9.96
                                                                                                            ============


                    See Notes to Financial Statements.



Merrill Lynch Colorado Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $  1,606,163
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    163,150
                    Account maintenance and distribution fees--Class B (Note 2)                  86,750
                    Professional fees                                                            52,120
                    Accounting services (Note 2)                                                 43,948
                    Printing and shareholder reports                                             17,242
                    Registration fees (Note 1e)                                                  12,556
                    Transfer agent fees--Class B (Note 2)                                         7,789
                    Amortization of organization expenses (Note 1e)                               6,384
                    Pricing fees                                                                  4,513
                    Account maintenance and distribution fees--Class C (Note 2)                   3,766
                    Transfer agent fees--Class A (Note 2)                                         3,174
                    Custodian fees                                                                2,851
                    Account maintenance fees--Class D (Note 2)                                    2,798
                    Trustees' fees and expenses                                                   1,711
                    Transfer agent fees--Class D (Note 2)                                           994
                    Transfer agent fees--Class C (Note 2)                                           289
                    Other                                                                         2,351
                                                                                           ------------
                    Total expenses before reimbursement                                         412,386
                    Reimbursement of expenses (Note 2)                                         (103,823)
                                                                                           ------------
                    Total expenses after reimbursement                                                           308,563
                                                                                                            ------------
                    Investment income--net                                                                     1,297,600
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,088,569
Unrealized          Change in unrealized appreciation on investments--net                                       (858,408)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  1,527,761
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.


Merrill Lynch Colorado Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                              1998             1997
Operations:         Investment income--net                                                 $  1,297,600     $  1,375,497
                    Realized gain on investments--net                                         1,088,569          222,916
                    Change in unrealized appreciation on investments--net                      (858,408)       1,129,070
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,527,761        2,727,483
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (417,250)        (419,529)
(Note 1f):            Class B                                                                  (726,172)        (823,087)
                      Class C                                                                   (25,629)         (19,065)
                      Class D                                                                  (128,549)        (113,816)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (1,297,600)      (1,375,497)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                    (3,209,436)        (465,020)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                  (2,979,275)         886,966
                    Beginning of year                                                        30,693,417       29,806,451
                                                                                           ------------     ------------
                    End of year                                                            $ 27,714,142     $ 30,693,417
                                                                                           ============     ============

                    See Notes to Financial Statements.


Merrill Lynch Colorado Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                          Class A
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      Nov. 26, 1993++
                                                                            For the Year Ended July 31,       to July 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997     1996       1995       1994
Per Share           Net asset value, beginning of period              $   9.89   $   9.45  $   9.41  $   9.38   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .47        .47       .50       .52        .34
                    Realized and unrealized gain (loss) on
                    investments--net                                       .07        .44       .04       .03       (.62)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .54        .91       .54       .55       (.28)
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.47)      (.47)     (.50)     (.52)      (.34)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.96    $  9.89  $   9.45   $  9.41   $   9.38
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   5.56%      9.93%     5.83%     6.20%     (2.83%)+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .72%       .62%      .47%      .24%       .03%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.07%      1.05%     1.12%     1.40%      1.52%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.69%      4.94%     5.24%     5.71%      5.36%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  9,336    $ 8,481   $ 8,777   $ 9,755   $ 10,634
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 131.91%    108.22%    49.13%    73.86%     82.71%
                                                                      ========   ========  ========  ========   ========


                                                                                           Class B
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      Nov. 26, 1993++
                                                                            For the Year Ended July 31,       to July 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997      1996      1995       1994
Per Share           Net asset value, beginning of period              $   9.89   $   9.45  $   9.41  $   9.38   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .42        .42       .45       .48        .31
                    Realized and unrealized gain (loss) on
                    investments--net                                       .07        .44       .04       .03       (.62)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .49        .86       .49       .51       (.31)
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.42)      (.42)     (.45)     (.48)      (.31)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.96   $   9.89  $   9.45  $   9.41   $   9.38
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   5.03%      9.38%     5.29%     5.66%     (3.16%)+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.23%      1.13%      .98%      .76%       .54%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.58%      1.56%     1.62%     1.93%      2.03%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.19%      4.43%     4.73%     5.20%      4.73%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 15,588   $ 18,987  $ 18,407  $ 17,116   $ 14,522
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 131.91%    108.22%    49.13%    73.86%     82.71%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Colorado Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                               Class C
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                       Oct. 21, 1994++
                                                                                For the Year Ended July 31,    to July 31,
Increase (Decrease) in Net Asset Value:                                         1998       1997        1996       1995
Per Share           Net asset value, beginning of period                      $   9.89   $   9.46    $   9.41   $   9.03
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .41        .41         .44        .35
                    Realized and unrealized gain on investments--net               .08        .43         .05        .38
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .49        .84         .49        .73
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.41)      (.41)       (.44)      (.35)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.97   $   9.89    $   9.46   $   9.41
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           5.03%      9.15%       5.29%      8.27%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                               1.33%      1.23%       1.09%       .95%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses                                                     1.68%      1.66%       1.72%      2.04%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.08%      4.33%       4.62%      5.01%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $    674   $    578    $    449   $    162
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                         131.91%    108.22%      49.13%     73.86%
                                                                              ========   ========    ========   ========

                                                                                              Class D
The following per share data and ratios have been derived                                                   For the Period
from information provided in the financial statements.                                                     Oct. 21, 1994++
                                                                              For the Year Ended July 31,    to July 31,
Increase (Decrease) in Net Asset Value:                                        1998       1997         1996      1995
Per Share           Net asset value, beginning of period                      $   9.88   $   9.45    $   9.40   $   9.03
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .46        .46         .49        .40
                    Realized and unrealized gain on investments--net               .08        .43         .05        .37
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .54        .89         .54        .77
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.46)      (.46)       (.49)      (.40)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.96   $   9.88    $   9.45   $   9.40
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           5.56%      9.71%       5.84%      8.74%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                                .82%       .72%        .58%       .38%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses                                                     1.17%      1.15%       1.21%      1.49%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.59%      4.84%       5.13%      5.66%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  2,116   $  2,647    $  2,173   $  1,265
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                         131.91%    108.22%      49.13%     73.86%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Colorado Municipal Bond Fund
July 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Colorado Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


Merrill Lynch Colorado Municipal Bond Fund
July 31, 1998


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

For the year ended July 31, 1998, FAM earned fees of $163,150, of which $103,823 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account     Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                               MLFD           MLPF&S

Class A                         $ 81          $  516
Class D                         $238          $1,501


For the year ended July 31, 1998, MLPF&S received contingent deferred sales charges of $20,973 and $286 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1998 were $37,156,978 and $38,085,213, respectively.

Net realized gains for the year ended July 31, 1998 and unrealized gains as of July 31, 1998 were as follows:


                                     Realized    Unrealized
                                      Gains         Gains

Long-term investments              $1,088,569     $1,314,306
                                   ----------     ----------
Total                              $1,088,569     $1,314,306
                                   ==========     ==========


As of July 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $1,314,306, of which $1,376,413 was related to appreciated securities and $62,107 was related to depreciated securities. The aggregate cost of investments at July 31, 1998 for Federal income tax purposes was $27,968,874.


Merrill Lynch Colorado Municipal Bond Fund
July 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $3,209,436 and $465,020 for the years ended July
31, 1998 and July 31, 1997, respectively.

Class A Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           172,724    $ 1,711,096
Shares issued to shareholders
in reinvestment of dividends            9,328         92,555
                                   ----------    -----------
Total issued                          182,052      1,803,651
Shares redeemed                      (102,743)    (1,017,942)
                                   ----------    -----------
Net increase                           79,309    $   785,709
                                   ==========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            59,834    $   573,316
Shares issued to shareholders
in reinvestment of dividends           11,426        109,164
                                   ----------    -----------
Total issued                           71,260        682,480
Shares redeemed                      (142,277)    (1,355,282)
                                   ----------    -----------
Net decrease                          (71,017)   $  (672,802)
                                   ==========    ===========



Class B Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           104,428    $ 1,036,993
Shares issued to shareholders
in reinvestment of dividends           34,071        337,920
                                   ----------    -----------
Total issued                          138,499      1,374,913
Automatic conversion of shares         (2,510)       (25,001)
Shares redeemed                      (491,623)    (4,883,768)
                                   ----------    -----------
Net decrease                         (355,634)   $(3,533,856)
                                   ==========    ===========



Class B Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           272,575    $ 2,606,137
Shares issued to shareholders
in reinvestment of dividends           36,590        349,840
                                   ----------    -----------
Total issued                          309,165      2,955,977
Automatic conversion of shares        (21,955)      (209,480)
Shares redeemed                      (314,492)    (3,005,799)
                                   ----------    -----------
Net decrease                          (27,282)    $ (259,302)
                                   ==========    ===========



Class C Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            28,304    $   282,278
Shares issued to shareholders
in reinvestment of dividends            1,924         19,108
                                   ----------    -----------
Total issued                           30,228        301,386
Shares redeemed                       (21,095)      (209,591)
                                   ----------    -----------
Net increase                            9,133    $    91,795
                                   ==========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            28,845    $   276,154
Shares issued to shareholders
in reinvestment of dividends            1,371         13,114
                                   ----------    -----------
Total issued                           30,216        289,268
Shares redeemed                       (19,225)      (183,478)
                                   ----------    -----------
Net increase                           10,991    $   105,790
                                   ==========    ===========



Class D Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            69,461    $   686,529
Automatic conversion of shares          2,512         25,001
Shares issued to shareholders
in reinvestment of dividends            3,103         30,818
                                   ----------    -----------
Total issued                           75,076        742,348
Shares redeemed                      (130,391)    (1,295,432)
                                   ----------    -----------
Net decrease                          (55,315)   $  (553,084)
                                   ==========    ===========



Class D Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            40,045    $   382,884
Automatic conversion of shares         21,966        209,480
Shares issued to shareholders
in reinvestment of dividends            2,458         23,480
                                   ----------    -----------
Total issued                           64,469        615,844
Shares redeemed                       (26,741)      (254,550)
                                   ----------    -----------
Net increase                           37,728    $   361,294
                                   ==========    ===========


5. Capital Loss Carryforward:
At July 31, 1998, the Fund had a net capital loss carryforward of approximatley $466,000, of which $340,000 expires in 2003 and $126,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.




Merrill Lynch Colorado Municipal Bond Fund
July 31, 1998

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Colorado Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Colorado Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period November 26, 1993 (commencement of operations) to July 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Colorado Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1998
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Colorado Municipal Bond Fund during its taxable year ended July 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.